Exhibit 99
DEARBORN BANCORP REPORTS THIRD QUARTER RESULTS
     DEARBORN, Michigan, October 20, 2009 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank, today reported a net loss of $40,045,000 or $(5.24) per fully diluted common share for the three months ended September 30, 2009 compared to net income of $1,420,000 or $0.18 per share for the three months ended September 30, 2008. For the nine months ended September 30, 2009, the Company had a net loss of $55,369,000 or $(7.24) per share compared to a net loss of $2,518,000 or $(0.31) per share for the same period in 2008. The third quarter of 2009 includes a one time non-cash charge of $4,195,000 which writes off all remaining intangible assets related to prior acquisitions and a one time non-cash charge of $26,976,000 which is included in federal income tax expense to establish a valuation allowance on the entire net deferred tax assets.
     At the end of September, the Company’s total assets were $1,042,337,000, representing a decline of 3.4 percent over the preceding 12 months. Total deposits increased 5.3 percent over the previous year and stood at $904,954,000 when the third quarter ended. Total loans were $862,664,000 on September 30, 2009, 8.2 percent less than they had been on the same date in 2008. Strong emphasis is being placed on collection of the existing loan portfolio and new lending has been substantially curtailed.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, announced the financial results and commented, “During the third quarter, we recognized charge-offs of approximately $8.2 million due to the declines in the value of collateral securing previously classified loans. For the nine months ended September 30, 2009, we have charged-off approximately $24.6 million related to declining collateral values. Our provision for loan losses was $14.2 million for the third quarter and our allowance for loan losses now stands at $28.4 million, or 3.29% of loans. The carrying value of other real estate owned was written down by $639,000 and defaulted loan expense including taxes, insurance, maintenance and legal was $1.8 million during the quarter.”
     Ross continued, “Similar to most banking companies, Dearborn Bancorp, Inc. has had net deferred tax assets on its books for potential future tax deductions. These deferred tax assets were primarily created from two tax deduction timing differences. First, provisions for loan losses that have increased the allowance for loan losses are not tax deductible until an actual loan charge-off has occurred. Second, goodwill and intangibles that we have written off in 2008 and 2009 for book purposes are only tax deductible on a straight line basis over 15 years. Statement of Financial Accounting Standards No. 109 — Accounting for Income Taxes requires a valuation allowance on such assets when there has been evidence of recent and current quarterly losses that have created a net operating loss that may not be deductible in future periods. It is important to note that the Company cannot receive any actual benefit from a net operating loss carryforward until it reports taxable income on its tax return and uses the carryforward to reduce its tax payments. The potential future benefit from a deferred tax asset therefore depends on generating sufficient future taxable income within the carryforward period to utilize the net operating loss carryforward and reverse the valuation allowance.”

     Dearborn Bancorp, Inc., is a registered bank holding company. Its sole banking subsidiary is Fidelity Bank. The Bank operates 17 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.

Forward-Looking Statements
     This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Actual results and outcomes may materially differ from what is expressed in forward-looking statements. Dearborn Bancorp undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
     Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economy; and other factors, including risk factors disclosed from time to time in filings made by Dearborn Bancorp with the Securities and Exchange Commission. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars, in thousands)

	09/30/09	12/31/08	09/30/08
ASSETS
Cash and cash equivalents
Cash and due from banks	$17,330	$11,671	$15,744
Federal funds sold	6,206	4,455	14,281
Interest bearing deposits with banks	117,732	36,876	33,146

Total cash and cash equivalents	141,268	53,002	63,171

Mortgage loans held for sale	1,449	1,834	281
Securities, available for sale	13,547	84,148	2,520
Securities, held to maturity	363	—	—
Federal Home Loan Bank stock	3,698	3,614	3,614
Loans
Loans	862,664	933,269	939,626
Allowance for loan loss	(28,373)	(14,452)	(16,429)

Net loans	834,291	918,817	923,197

Premises and equipment, net	20,477	21,272	21,491
Real estate owned	15,472	9,657	8,343
Goodwill	—	—	34,028
Other intangible assets	—	4,592	10,165
Accrued interest receivable	3,619	3,499	3,601
Other assets	8,153	21,483	8,110

Total assets	$1,042,337	$1,121,918	$1,078,521

LIABILITIES
Deposits
Non-interest bearing deposits	$89,329	$81,317	$84,073
Interest bearing deposits	815,625	857,078	775,196

Total deposits	904,954	938,395	859,269

Other liabilities
Federal funds purchased	—	—	—
Securities sold under agreements to repurchase	2,302	2,461	222
Federal Home Loan Bank advances	73,855	65,019	72,283
Accrued interest payable	956	1,695	1,734
Other liabilities	2,380	1,037	1,173
Subordinated debentures	10,000	10,000	10,000

Total liabilities	994,447	1,018,607	944,681

STOCKHOLDERS’ EQUITY
Common stock - 20,000,000 shares authorized, 7,687,470 shares at 09/30/09, 7,696,204 shares at 12/31/08; and 8,098,557 shares at 09/30/08	131,897	131,784	133,099
Accumulated deficit	(84,042)	(28,675)	732
Accumulated other comprehensive income	35	202	9

Total stockholders’ equity	47,890	103,311	133,840

Total liabilities and stockholders’ equity	$1,042,337	$1,121,918	$1,078,521

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended		Nine Months Ended
(In thousands, except share and per share data)	09/30/09	09/30/08	09/30/09	09/30/08
Interest income
Interest on loans, including fees	$13,135	$14,742	$40,231	$45,910
Interest on securities, available for sale	33	97	467	315
Interest on federal funds	2	22	14	59
Interest on deposits with banks	76	2	273	3

Total interest income	13,246	14,863	40,985	46,287

Interest expense
Interest on deposits	4,806	5,764	16,262	18,666
Interest on other borrowings	504	709	1,523	2,514
Interest on subordinated debentures	110	140	320	520

Total interest expense	5,420	6,613	18,105	21,700

Net interest income	7,826	8,250	22,880	24,587
Provision for loan losses	14,185	90	38,522	9,722

Net interest income (loss) after provision for loan losses	(6,359)	8,160	(15,642)	14,865

Non-interest income
Service charges on deposit accounts	388	403	1,118	1,146
Fees for other services to customers	33	23	95	89
Gain on the sale of loans	37	61	253	165
Write-down of real estate	(639)	(209)	(2,499)	(509)
Gain (loss) on the sale of real estate	(154)	(16)	(157)	(720)
Gain (loss) on the sale of securities	—	9	465	9
Write-down of securities	(387)	—	(387)	—
Write-down of other assets	—	—	(100)	—
Other income	122	48	369	195

Total non-interest income	(600)	319	(843)	375

Non-interest expenses
Salaries and employee benefits	3,159	3,413	9,657	9,906
Occupancy and equipment expense	903	908	2,753	2,771
Intangible expense	4,195	323	4,592	968
FDIC Assessment	672	174	1,853	522
Advertising and marketing	48	138	177	392
Stationery and supplies	120	103	340	407
Professional services	234	241	598	726
Data processing	219	145	685	602
Defaulted loan expense	1,827	483	3,514	1,429
Other operating expenses	433	384	1,255	1,255

Total non-interest expenses	11,810	6,312	25,424	18,978

Loss before income tax provision	(18,769)	2,167	(41,909)	(3,738)
Income tax expense (benefit)	21,276	747	13,460	(1,220)

Net income (loss)	$(40,045)	$1,420	$(55,369)	$(2,518)

Per share data:
Net loss — basic	$(5.24)	$0.18	$(7.24)	$(0.31)
Net loss — diluted	$(5.24)	$0.18	$(7.24)	$(0.31)

Weighted average number of shares outstanding — basic	7,645,940	8,044,180	7,644,785	8,078,188
Weighted average number of shares outstanding — diluted	7,645,940	8,082,263	7,644,785	8,078,188

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA
(Dollars, in thousands)

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Troubled debt restructuring	$45,634	$46,714	$19,506	$17,765	$15,328
Loans over 90 days past due and still accruing	—	—	—	450	3,141
Non-accrual loans	58,866	57,610	55,148	51,708	51,342

Total non-performing loans	104,500	104,324	74,654	69,923	69,811
Other real estate and other repossessed assets	15,472	17,434	14,624	9,657	8,343

Total non-performing assets	$119,972	$121,758	$89,278	$79,580	$78,154

Net charge-offs (year to date)	$24,600	$16,367	$6,547	$10,771	$3,910
Allowance for loan losses	28,373	22,422	18,632	14,452	16,429
ASSET QUALITY RATIOS

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Non-accrual loans to total loans	6.82%	6.53%	6.13%	5.54%	5.47%
Non-performing loans to total loans	12.11%	11.83%	8.29%	7.49%	7.43%
Non-performing assets to total assets	11.51%	12.30%	8.31%	7.09%	7.25%
Loans over 90 days past due and still accruing to total loans	—%	—%	—%	0.05%	0.33%
Net charge-offs to average loans	2.74%	1.80%	0.71%	1.14%	0.41%
Allowance for loan losses to non-performing loans	27.15%	21.49%	24.96%	20.67%	23.53%
Allowance for loan losses to non-performing assets	23.65%	18.42%	20.87%	18.16%	21.02%
Allowance for loan losses to total loans	3.29%	2.54%	2.07%	1.55%	1.75%

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
EARNINGS SUMMARY
Net interest income	$7,826	$7,537	$7,517	$7,544	$8,250
Provision for loan loss	$14,185	$13,610	$10,727	$4,884	$90
Total non-interest income	$(600)	$(571)	$328	$(1,305)	$319
Total non-interest expense	$11,810	$7,103	$6,511	$46,029	$6,312
Income taxes (benefit)	$21,276	$(4,672)	$(3,144)	$(15,267)	$747
Net income (loss)	$(40,045)	$(9,075)	$(6,249)	$(29,407)	$1,420
Basic earnings per share	$(5.24)	$(1.19)	$(0.82)	$(3.77)	$0.18
Diluted earnings per share	$(5.24)	$(1.19)	$(0.82)	$(3.77)	$0.18

MARKET DATA
Book value per share	$6.23	$11.43	$12.60	$13.42	$16.53
Tangible book value per share	$6.23	$10.59	$12.26	$11.16	$11.07
Market value per share	$1.21	$1.80	$1.82	$1.66	$4.99
Average basic common shares	7,645,940	7,644,207	7,644,188	7,796,354	8,044,180
Average diluted common shares	7,645,940	7,644,207	7,644,188	7,796,354	8,082,263
Period end common shares	7,687,470	7,687,470	7,696,204	7,696,204	8,098,557

PERFORMANCE RATIOS
Return on average assets	-15.60%	-3.41%	-2.30%	-10.72%	0.54%
Return on average equity	-179.39%	-37.35%	-24.30%	-87.91%	4.22%
Net interest margin (FTE)	3.24%	3.01%	2.93%	2.96%	3.41%
Efficiency ratio	147.28%	83.53%	79.69%	572.00%	71.78%

ASSET QUALITY
Net charge-offs (YTD)	$24,600	$16,367	$6,547	$10,771	$3,910
Nonperforming loans	$104,500	$104,324	$74,654	$69,923	$69,811
Other real estate	$15,472	$17,434	$14,624	$9,657	$8,343
Nonperforming loans to total loans	12.11%	11.83%	8.29%	7.49%	7.43%
Nonperforming assets to total assets	11.51%	12.30%	8.31%	7.09%	7.25%
Allowance for loan loss to total loans	3.29%	2.54%	2.07%	1.55%	1.75%

CAPITAL & LIQUIDITY
Average equity to average assets	8.70%	9.13%	9.49%	12.20%	12.85%
Tier 1 capital to risk weighted assets	6.40%	7.32%	9.51%	9.11%	10.23%
Total capital to risk weighted assets	7.65%	8.59%	10.76%	10.37%	11.48%
Loan to deposit ratio	95.33%	108.44%	99.17%	99.45%	109.36%
Loan to funding ratio	87.04%	98.05%	92.33%	91.87%	99.77%

END OF PERIOD BALANCES
Total portfolio loans	$862,664	$881,818	$900,055	$933,269	$939,109
Earning assets	$1,005,659	$909,462	$1,012,149	$1,064,196	$992,951
Total assets	$1,042,337	$989,800	$1,073,744	$1,121,918	$1,077,979
Deposits	$904,954	$813,167	$907,579	$938,395	$858,751
Total shareholders’equity	$47,890	$87,877	$96,964	$103,311	$133,840

AVERAGE BALANCES
Total portfolio loans	$875,545	$897,978	$919,705	$940,195	$944,262
Earning assets	$958,383	$1,004,914	$1,039,618	$1,010,304	$961,935
Total assets	$1,018,320	$1,066,951	$1,099,573	$1,091,120	$1,042,152
Deposits	$841,447	$898,387	$920,113	$876,569	$822,424
Total shareholders’equity	$88,565	$97,454	$104,298	$133,081	$133,949

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Dollars, in thousands)

	Quarter Ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
ASSETS
Cash and cash equivalents
Cash and due from banks	$17,330	$25,475	$11,881	$11,671	$15,719
Federal funds sold	6,206	1,425	6,841	4,455	14,281
Interest bearing deposits with banks	117,732	18,454	53,262	36,876	33,146

Total cash and cash equivalents	141,268	45,354	71,984	53,002	63,146

Mortgage loans held for sale	1,449	60	3,009	1,834	281
Securities	13,910	4,007	45,368	84,148	2,520
Federal Home Loan Bank stock	3,698	3,698	3,614	3,614	3,614
Loans
Loans	862,664	881,818	900,055	933,269	939,109
Allowance for loan loss	(28,373)	(22,422)	(18,632)	(14,452)	(16,429)

Net loans	834,291	859,396	881,423	918,817	922,680

Bank premises and equipment, net	20,477	20,784	21,001	21,272	21,491
Other real estate	15,472	17,434	14,624	9,657	8,343
Goodwill	—	—	—	—	34,028
Other intangible assets	—	4,195	4,394	4,592	10,165
Accrued interest receivable	3,619	3,512	3,920	3,499	3,601
Other assets	8,153	31,360	24,407	21,483	8,110

Total assets	$1,042,337	$989,800	$1,073,744	$1,121,918	$1,077,979

LIABILITIES
Deposits
Non-interest bearing deposits	$89,329	$83,752	$80,624	$81,317	$83,555
Interest bearing deposits	815,625	729,415	826,955	857,078	775,196

Total deposits	904,954	813,167	907,579	938,395	858,751

Other liabilities
Federal funds purchased	—	—	—	—	—
Securities sold under agreements to repurchase	2,302	2,206	2,268	2,461	222
Federal Home Loan Bank advances	73,855	73,955	54,955	65,019	72,283
Other liabilities	2,380	1,104	606	1,037	1,735
Accrued interest payable	956	1,491	1,372	1,695	1,148
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	994,447	901,923	976,780	1,018,607	944,139

Total stockholders’ equity	47,890	87,877	96,964	103,311	133,840

Total liabilities and stockholders’ equity	$1,042,337	$989,800	$1,073,744	$1,121,918	$1,077,979

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

	Quarter ended
(Dollars, in thousands)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
INTEREST INCOME
Interest on loans, including fees	$13,135	$13,286	$13,810	$14,623	$14,742
Interest on other earning assets	111	287	356	216	121

Total interest income	13,246	13,573	14,166	14,839	14,863

INTEREST EXPENSE
Interest on deposits	4,806	5,458	5,998	6,440	5,764
Interest on other liabilities	614	578	651	855	849

Total interest expense	5,420	6,036	6,649	7,295	6,613

Net interest income	7,826	7,537	7,517	7,544	8,250
Provision for loan loss	14,185	13,610	10,727	4,884	90

Net interest income (loss) after provision for loan loss	(6,359)	(6,073)	(3,210)	2,660	8,160

NON-INTEREST INCOME
Deposit service charges	421	412	380	431	426
Gain on the sale of loans	37	160	56	—	61
Loss on the sale or write-down of real estate	(793)	(1,538)	(325)	(1,808)	(225)
Other	(265)	395	217	72	57

Total non-interest income (loss)	(600)	(571)	328	(1,305)	319

NON-INTEREST EXPENSE
Salaries and employee benefits	3,159	3,208	3,290	3,236	3,413
Occupancy and equipment expense	903	916	934	981	908
Impairment of goodwill and other intangible assets	3,997	—	—	39,601	—
Other expense	3,751	2,979	2,287	2,211	1,991

Total non-interest expense	11,810	7,103	6,511	46,029	6,312

Income (loss) before income tax provision	(18,769)	(13,747)	(9,393)	(44,674)	2,167
Income tax provision (benefit)	21,276	(4,672)	(3,144)	(15,267)	747

Net income (loss)	$(40,045)	$(9,075)	$(6,249)	$(29,407)	$1,420

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

	Quarter Ended
(Dollars, in thousands)	9/30/2009	9/30/2008
Average GAAP equity	$88,565	$133,935

Goodwill	—	34,028
Other intangible assets	—	10,331
Deferred taxes	—	(785)

	0	43,574

Average tangible equity	$88,565	$90,361

	Quarter Ended
	9/30/2009	9/30/2008
Average GAAP assets	$1,018,320	$1,042,152

Goodwill	—	34,028
Other intangible assets	—	10,331
Deferred taxes	—	(785)

	0	43,574

Average tangible assets	$1,018,320	$998,578

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION
(In thousands)

	September 30
Category	2009	2008
Non-interest bearing
Demand	$89,329	$84,073

Interest bearing
Interest Checking	$88,820	$91,122
Money market	75,962	81,274
Savings	45,665	60,893
Time, under $100,000	291,314	194,530
Time, $100,000 and over	313,864	347,377

	815,625	775,196

	$904,954	$859,269

Dearborn Bancorp, Inc.
Loan Information at September 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$30,028	$28,383	$0	$410	$0	$1,235	$623	$547	$18
Commercial Loans	154,358	131,518	13,010	1,192	0	8,638	4,784	3,368	2,588
Land Development — Residential	44,997	29,203	1,309	0	0	14,485	5,849	7,008	4,380
Land Development — Non Residential	11,604	8,244	0	231	0	3,129	778	3,999	384
Commercial Construction Loans — Residential	15,042	9,389	98	0	0	5,555	3,485	1,270	2,002
Commercial Construction Loans — Non Residential	20,445	17,378	0	0	0	3,067	1,196	1,981	0
Commercial Mortgage Loans	539,200	481,151	31,217	6,365	0	20,467	10,775	5,743	5,340
Residential Mortgage Loans	46,990	42,877	0	1,823	0	2,290	883	684	760

Totals	$862,664	$748,143	$45,634	$10,021	$0	$58,866	$28,373	$24,600	$15,472

Loan Information at June 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$30,270	$29,017	$0	$214	$0	$1,039	$359	$528	$18
Commercial Loans	156,688	131,630	14,346	3,791	0	6,921	4,025	2,301	1,913
Land Development — Residential	48,454	31,199	1,309	240	0	15,706	6,114	5,280	4,103
Land Development — Non Residential	13,405	7,483	0	1,150	0	4,772	1,448	2,356	384
Commercial Construction Loans — Residential	13,125	7,846	99	103	0	5,077	2,345	1,176	2,495
Commercial Construction Loans — Non Residential	22,518	16,336	0	0	0	6,182	869	430	0
Commercial Mortgage Loans	549,275	486,038	30,960	15,969	0	16,308	6,623	3,682	7,789
Residential Mortgage Loans	48,083	46,258	0	220	0	1,605	639	614	732

Totals	$881,818	$755,807	$46,714	$21,687	$0	$57,610	$22,422	$16,367	$17,434

Loan Information at March 31, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$31,000	$29,664	$0	$208	$0	$1,128	$314	$113	$18
Commercial Loans	161,138	143,349	9,490	2,630	0	5,669	2,712	1,003	2,499
Land Development — Residential	50,028	35,850	0	2,637	0	11,541	6,113	2,881	4,431
Land Development — Non Residential	15,914	8,873	0	0	0	7,041	4,203	197	282
Commercial Construction Loans — Residential	15,687	11,730	0	0	0	3,957	2,237	64	2,785
Commercial Construction Loans — Non Residential	25,716	18,997	0	0	0	6,719	1,494	176	0
Commercial Mortgage Loans	548,692	511,915	10,016	8,649	0	18,112	1,008	2,088	3,708
Residential Mortgage Loans	51,880	49,761	0	1,138	0	981	551	25	901

Totals	$900,055	$810,139	$19,506	$15,262	$0	$55,148	$18,632	$6,547	$14,624

Dearborn Bancorp, Inc.
Loan Information at December 31, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$31,864	$30,652	$0	$127	$0	$1,085	$163	$299	$0
Commercial Loans	164,740	156,135	1,985	1,053	254	5,313	1,532	4,187	1,586
Land Development — Residential	54,323	37,044	3,843	0	0	13,436	3,663	2,636	4,089
Land Development — Non Residential	16,094	12,026	0	0	0	4,068	1,922	0	282
Commercial Construction Loans — Residential	17,296	12,524	0	0	0	4,772	1,316	801	1,975
Commercial Construction Loans — Non Residential	25,322	23,706	0	0	0	1,616	1,149	131	0
Commercial Mortgage Loans	571,204	532,977	11,937	5,583	196	20,511	4,509	2,425	1,003
Residential Mortgage Loans	52,426	51,233	0	286	0	907	198	292	722

Totals	$933,269	$856,297	$17,765	$7,049	$450	$51,708	$14,452	$10,771	$9,657

Loan Information at September 30, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$32,472	$30,993	$0	$333	$128	$1,018	$367	$160	$0
Commercial Loans	162,311	152,665	1,934	1,972	93	5,647	1,076	3,094	125
Land Development — Residential	56,878	42,352	4,381	820	0	9,325	4,072	229	4,425
Land Development — Non Residential	17,894	12,295	671	860	0	4,068	1,791	0	343
Commercial Construction Loans — Residential	20,573	12,909	1,168	0	0	6,496	3,069	0	729
Commercial Construction Loans — Non
Residential	30,145	23,901	2,558	492	0	3,194	843	58	0
Commercial Mortgage Loans	565,365	533,592	4,616	3,494	2,810	20,853	4,672	185	2,049
Residential Mortgage Loans	53,471	52,172	0	448	110	741	539	184	672

Totals	$939,109	$860,879	$15,328	$8,419	$3,141	$51,342	$16,429	$3,910	$8,343